                                                                  Exhibit (h)(6)


               APPENDIX I TO THE PRICING AND BOOKKEEPING AGREEMENT

Trust                      Series                                                   Effective Date
-----                      ------                                                   --------------
Liberty Funds Trust I      Liberty High Yield Securities Fund                           11/1/91
                           Liberty Strategic Income Fund                                 5/1/92
                           Liberty Tax-Managed Growth Fund                             12/30/96
                           Liberty Tax-Managed Value Fund                                6/1/99
                           Liberty Tax-Managed Growth Fund II                            3/1/00
                           Liberty Tax-Managed Aggressive Growth Fund                    8/1/00

Liberty Funds Trust II     Liberty Intermediate Government Fund                         2/14/92
                           Liberty Newport Japan Opportunities Fund                      6/3/96
                           Liberty Newport Greater China Fund                           5/12/97
                           Liberty Money Market Fund                                     3/2/98

Liberty Funds Trust III    Liberty Select Value Fund                                    11/1/91
                           The Liberty Fund                                             2/14/92
                           Liberty Federal Securities Fund                              2/14/92
                           Liberty Newport Global Equity Fund                           2/14/92
                           Liberty Newport International Equity Fund                    2/14/92
                           Liberty Contrarian Income Fund                              10/19/98
                           Liberty Contrarian Small-Cap Fund                           10/19/98
                           Liberty Contrarian Equity Fund                              10/19/98
                           Liberty Contrarian Fund                                     12/01/98
                           *Liberty Intermediate Government Income Fund                11/25/02
                           *Liberty Quality Plus Bond Fund                             11/25/02
                           *Liberty Corporate Bond Fund                                11/25/02

Liberty Funds Trust IV     Liberty Tax-Exempt Fund                                      11/1/91
                           Liberty Tax-Exempt Insured Fund                              11/1/91
                           Liberty Utilities Fund                                       2/14/92

Liberty Funds Trust V      Liberty Massachusetts Tax-Exempt Fund                        11/1/91
                           Liberty Connecticut Tax-Exempt Fund                          11/1/91
                           Liberty California Tax-Exempt Fund                            8/3/92
                           Liberty New York Tax-Exempt Fund                              8/3/92
                           Liberty Ohio Tax-Exempt Fund                                  8/3/92
                           *Liberty Intermediate Tax-Exempt Bond Fund                  11/25/02
                           *Liberty Massachusetts Intermediate Municipal Bond Fund     12/09/02
                           *Liberty Connecticut Intermediate Municipal Bond Fund       11/18/02
                           *Liberty New Jersey Intermediate Municipal Bond Fund        11/18/02
                           *Liberty New York Intermediate Municipal Bond Fund          11/25/02
                           *Liberty Rhode Island Intermediate Municipal Bond Fund      11/18/02
                           *Liberty Florida Intermediate Municipal Bond Fund           11/18/02
                           *Liberty Pennsylvania Intermediate Municipal Bond Fund      11/25/02
                           *Liberty Large Company Index Fund                           12/09/02

                           *Liberty U.S. Treasury Index Fund                           11/25/02
                           *Liberty Small Company Index Fund                           11/25/02

Liberty Funds Trust VI     Liberty Growth & Income Fund                                  7/1/92
                           Liberty Small-Cap Value Fund                                 11/2/92
                           Liberty Newport Asia Pacific Fund                            8/25/98

Liberty Funds Trust VII    Liberty Newport Tiger Fund                                    5/1/95
                           Liberty Newport Europe Fund                                  11/1/99

Liberty Floating Rate Advantage Fund                                                    1/27/00


*These funds adopt the agreement except for paragraph 4 (Compensation).

By:
     -------------------------------------------
     Ellen Harrington, Asst. Secretary


By:
     -------------------------------------------
     Ellen Harrington, Asst. Secretary & V.P.
     Colonial Management Associates, Inc.


Dated: November 1, 2002